                                                                  Exhibit 99.249

Charles N. Bell
Associate General Counsel
Direct Dial: (972) 385-5615
Facsimile: (972) 383-5735
Email: chuck.bell@ps.net

PEROTSYSTEMS(TM)


9 February 1998

VIA FAX: 202/393-5760

Skadden, Arps, Slate, Meagher & Flom LLP
Attn: Martin R. Hoffman
1440 New York Avenue, N.W.
Washington, D.C. 20005-2111

Re:  California Independent System Operator

Dear Marty:

On November 26, 1997, Perot Systems Corporation proposed to take certain steps to address concerns raised by Mr. Jeffrey Tranen of the California Independent System Operator Corporation with respect to our consulting services. We have not received a response to our letter, but wish to assure Mr. Tranen of our continued commitment to act in an ethically responsible manner.

Accordingly, pending a complete resolution of the issues raised by Mr. Tranen, Perot Systems will continue to use a disclaimer in its sales and marketing presentations involving the California energy market deregulation that is substantially similar to that proposed in our November 26, letter.

If you have any questions regarding this matter, please call me at 972/383-5615 at your earliest convenience.

Sincerely,

/s/ CHARLES N. BELL
-------------------------------
Charles N. Bell

cc:  Jeffrey D. Tranen
     California Independent System Operator Corporation

     Andy Goletz
     Ron Nash
     Ken Scott
     Ed Smith

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     TELEPHONE NUMBER         912023935760 -- 079196

     NAME (ID NUMBER)         202 393 5760

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                           PEROT SYSTEMS CORPORATION
                               12377 MERIT DRIVE
                                   SUITE 1100
                              DALLAS, TEXAS 75251

                      LEGAL DEPARTMENT FAX: (972) 383-5735

TO:            MARTY HOFFMAN                 FAX NO.   (202) 993-5760

COMPANY:       SKADDEN, ARPS, SLATE,         PHONE NO.
               MEAGHER & FLOM LLP

DATE:          FEBRUARY 10, 1998

TIME:

FROM:          CHUCK BELL                    NUMBER OF PAGES          2
PHONE NO.      (972) 383-5615                (INCLUDING COVER SHEET)

MESSAGE:

________________________________________________________________________________

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________________________________________________________________________________

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